SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2003

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2003-A

(Issuer with respect to the Notes)

Delaware	333-100621-01	52-2184798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 NW 12th Avenue

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Item 5.	Other Events

See attached certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Registrant)

Dated: January 29, 2004	By:	/s/ VICTOR A. DE JESUS

Victor A. De Jesus, Vice President and Chief Financial Officer World Omni Financial Corp. (Duly authorized Officers of the Servicer on behalf of the Trust)

World Omni Auto Receivables Trust 2003-A

Monthly Servicer Certificate

December 31, 2003

Aggregate Note Amount	Aggregate Note Amount

Original	785,025,000.00

Note Balance @ 11/30/03	569,175,583.73
Principal distributable amount	21,824,458.80

Note Balance @ 12/31/03	547,351,124.93

Note Amount	Class A-1 Note Amount

Original	189,000,000.00

Note Balance @ 11/30/03	0.00
Principal distributable amount	0.00

Note Balance @ 12/31/03	0.00

Note Amount	Class A-2 Note Amount

Original	156,000,000.00

Note Balance @ 11/30/03	140,603,328.13
Principal distributable amount	20,587,011.99

Note Balance @ 12/31/03	120,016,316.14

Note Amount	Class A-3 Note Amount

Original	257,000,000.00

Note Balance @ 11/30/03	257,000,000.00
Principal distributable amount	0.00

Note Balance @ 12/31/03	257,000,000.00

Note Amount	Class A-4 Note Amount

Original	139,300,000.00

Note Balance @ 11/30/03	139,300,000.00
Principal distributable amount	0.00

Note Balance @ 12/31/03	139,300,000.00

Note Amount	Class B Note Amount

Original	43,725,000.00

Note Balance @ 11/30/03	32,272,255.60
Principal distributable amount	1,237,446.81

Note Balance @ 12/31/03	31,034,808.79

Distributable Amounts	Total

Interest Distributable Amount	957,812.21
Principal Distributable Amount	21,824,458.80

Total	22,782,271.01

Distributable Amounts	Class A-1

Interest Distributable Amount	0.00
Principal Distributable Amount	0.00

Total	0.00

Distributable Amounts	Class A-2

Interest Distributable Amount	171,067.38
Principal Distributable Amount	20,587,011.99

Total	20,758,079.37

Distributable Amounts	Class A-3

Interest Distributable Amount	424,050.00
Principal Distributable Amount	0.00

Total	424,050.00

Distributable Amounts	Class A-4

Interest Distributable Amount	299,495.00
Principal Distributable Amount	0.00

Total	299,495.00

Distributable Amounts	Class B

Interest Distributable Amount	63,199.83
Principal Distributable Amount	1,237,446.81

Total	1,300,646.64

Note Factors	Series A-1	Series A-2
12/31/2003	0.0000000%	76.9335360%

Note Factors	Series A-3	Series A-4
12/31/2003	100.0000000%	100.0000000%

Note Factors	Series B

12/31/2003	70.9772642%

Pool Data	$	#

Original Pool Balance	795,001,395.18	44,938
Pool Balance at 11/30/03	586,778,952.30	39,788
Principal Payments	21,764,951.33	555
Defaulted Receivables	734,490.73	44
Pool Balance at 12/31/03	564,279,510.24	39,189
Overcollateralization Target Amount	16,928,385.31
Recoveries	349,641.49

Weighted Average APR	6.74%
Weighted Average Remaining Term	45.21

Account Balances	Advance	Reserve Fund

Balance as of 11/30/03	81,697.49	3,975,000.00
Balance as of 12/31/03	85,929.87	3,978,164.79
Change	4,232.38	3,164.79
Reserve Fund Requirement		3,975,000.00
Reserve Fund Supplemental Requirement/(Excess)		(3,164.79)

Distribution per $1,000	Total

Distribution Amount	29.0210771

Interest Distribution Amount	1.2201041
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	27.8009730

Distribution per $1,000	Class A-1

Distribution Amount	0.0000000

Interest Distribution Amount	0.0000000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-2

Distribution Amount	133.0646113

Interest Distribution Amount	1.0965858
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	131.9680256

Distribution per $1,000	Class A-3

Distribution Amount	1.6500000

Interest Distribution Amount	1.6500000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-4

Distribution Amount	2.1500000

Interest Distribution Amount	2.1500000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class B

Distribution Amount	29.7460639

Interest Distribution Amount	1.4453936
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	28.3006703

Servicing Fee	Total

Amount of Servicing Fee Paid	488,982.46
Total Unpaid	0.00

Delinquent Receivables	#	$

Past Due 31-60 days	305	4,795,962.69
Past Due 61-90 days	78	1,233,476.22
Past Due 91 + days	44	636,795.85

Total	427	6,666,234.76